UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2023

Dynavax Technologies Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, Suite 720
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 848-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2023, Dynavax Technologies Corporation ("Dynavax") issued a press release announcing its preliminary unaudited fourth quarter and full year 2022 financial highlights. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The preliminary selected financial results included in the press release are based upon estimates and information available as of the date of the press release. Accordingly, undue reliance should not be placed on these preliminary estimates. In addition, the Company has not yet completed its financial close process for the quarter and year ended December 31, 2022, therefore the estimates included in the press release regarding net product revenue and cash and cash equivalents, and marketable securities are preliminary, unaudited and are subject to change upon completion of the Company’s financial statement closing procedures and the audit of the Company’s consolidated financial statements.

Item 7.01 Regulation FD Disclosure.

The press release issued by the Company on January 9, 2023, and attached as Exhibit 99.1 to this current report also reported phase 1 shingles topline results.

The Company has posted a presentation (the “Presentation”) to its website at www.dynavax.com, in the “Events & Presentations” subsection of the “News & Events” tab. A copy of the Presentation is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

All of the information furnished in this Form 8-K, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Dynavax, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	Press release dated January 9, 2023 titled "Dynavax Announces Preliminary Unaudited Fourth Quarter and Full Year 2022 Financial Highlights and Phase 1 Shingles Topline Results".
99.2	Dynavax Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynavax Technologies Corporation

Date:	January 9, 2023	By:	/s/ Kelly MacDonald
Kelly MacDonald Senior Vice President, CFO